[Logo] MFS SM                                                     Annual Report
INVESTMENT MANAGEMENT                                             for Year Ended
                                                                  March 31, 1997



MFS(R) MUNICIPAL INCOME FUND



                               [Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
A Discussion with the Portfolio Manager .................................... 2
Portfolio Manager's Profile ................................................ 5
Fund Facts ................................................................. 5
Performance Summary ........................................................ 6
Portfolio of Investments ................................................... 8
Financial Statements .......................................................15
Notes to Financial Statements ..............................................22
Independent Auditors' Report ...............................................28
Trustees and Officers ......................................................29

   HIGHLIGHTS

   * FOR THE YEAR ENDED MARCH 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 4.28%, CLASS B SHARES 3.44%, AND CLASS C SHARES 3.62%.

   * THE MUNICIPAL MARKET EXPERIENCED A QUIET YEAR, WITH NO MAJOR CREDIT DISASTERS LIKE THE ORANGE COUNTY BANKRUPTCY OF 1994. FURTHERMORE, THE FLAT-TAX SCARE OF 1995 FADED AWAY IN 1996, ALLOWING MUNICIPALS TO OUTPERFORM U.S. TREASURIES ON A RELATIVE BASIS (ALTHOUGH PRINCIPAL VALUE AND INTEREST ON TREASURY SECURITIES ARE GUARANTEED BY THE U.S. GOVERNMENT IF HELD TO MATURITY).

   * IN GENERAL, THE FINANCIAL STRENGTH AND CREDIT QUALITY OF MUNICIPAL ENTITIES ARE BETTER THAN THEY HAVE BEEN IN MANY YEARS, A RESULT OF STRONG REVENUE GROWTH, ECONOMIC EXPANSION, AND CONSERVATIVE FISCAL MANAGEMENT.

   * THE FUND'S AVERAGE DURATION (A MEASURE OF INTEREST-RATE SENSITIVITY) IS APPROXIMATELY SEVEN YEARS, OR ABOUT 5% LESS THAN THAT OF THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, BECAUSE OF OUR CONCERN THAT THE PACE OF ECONOMIC GROWTH MAY CAUSE THE FEDERAL RESERVE BOARD TO RAISE INTEREST RATES AGAIN.

LETTER FROM THE CHAIRMAN

---------------------------


[Photo of A. Keith Brodkin]


---------------------------

Dear Shareholders:
After more than six years of expansion, the U.S. economy is experiencing another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high levels of consumer debt and rising personal bankruptcies, as well as in the ongoing tightness in the labor market, which could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, with more strength occurring earlier in the year.

  In the bond markets, conflicting signals over the strength of the economy have created near-term volatility, and the Federal Reserve Board has begun taking measured steps to control inflation by raising short-term interest rates. Should additional signs of more rapid economic growth and, particularly, of higher inflation appear, we would expect the Fed to continue its anti-inflationary stance. While inflationary forces largely remained in check in 1996, the continued strength in the labor market means that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

[Graphic Omitted]

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President
    April 14, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Graphic Omitted]
Geoffrey L. Schechter

For the year ended March 31, 1997, Class A shares of the Fund provided a total return of 4.28%, Class B shares 3.44%, and Class C shares 3.62%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 5.43% return for the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of national municipal bond investments rated "Baa" or higher, and a 4.81% return for the average tax-exempt municipal bond fund as reported by Lipper Analytical Services, an independent firm that reports mutual fund performance.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THIS PERFORMANCE?
A. There were two primary reasons. The first was the Fund's defensive posture during the fall of 1996. At that time, investors in the fixed-income markets were concerned that the pace of economic growth, combined with low unemployment, would lead to an increase in the rate of inflation. However, the markets rallied strongly when subsequent economic data pointed to a moderation in growth, thereby allaying inflationary concerns. The second cause of the underperformance was deterioration in the value of a couple of the Fund's holdings due to credit concerns. These issues have since been resolved.

Q. IN GENERAL, HOW WOULD YOU DESCRIBE THE PAST YEAR'S FIXED-INCOME
ENVIRONMENT?
A. "Volatile" best describes that environment. Yields on the 30-year U.S. Treasury bond, a proxy for the fixed-income markets, traded in a range between 6.35% and 7.20%. Rates generally rose during the spring and summer due to concerns that strong growth would lead to an increase in inflation. Rates then fell during the fall as economic growth moderated, hitting their lows in November. Most recently, rates have been rising as inflation fears have resurfaced in light of the recent uptick in economic activity and the Federal Reserve Board's decision to raise interest rates.

Q. AND WHAT ABOUT THE MUNICIPAL ENVIRONMENT? HAVE YOU SEEN ANY IMPORTANT DEVELOPMENTS THERE?
A. The municipal bond market had a very quiet year, especially compared to the previous three years, with no major credit disasters like the Orange County bankruptcy of 1994. Furthermore, the flat-tax scare of 1995 faded away in 1996, allowing municipals to outperform U.S. Treasuries on a relative basis (although principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity). As of March 31, 1997, the ratio of "Aaa"-rated tax-exempt securities to the 30-year U.S. Treasury bond stood at approximately 80%, down significantly from the 86% ratio at the beginning of the fiscal year.

Q. HOW WOULD YOU DESCRIBE THE CURRENT CONDITION OF THE MUNICIPAL MARKET, IN TERMS OF FINANCIAL STRENGTH AND QUALITY OF ISSUES?
A. In general, the financial strength and credit quality of municipal entities are better than they have been in many years. This can be attributed to the combination of strong revenue growth at the state and local levels, the economic expansion of the past six years, and conservative fiscal management, an offspring of lessons learned during the recession of the late 1980s.

Q. LAST YEAR, WE SAW A FAIRLY DRAMATIC DECLINE IN THE YIELD RATIO OF THE MUNICIPAL MARKET TO COMPARABLE-MATURITY U.S. TREASURIES. WHY DID THIS HAPPEN, AND WHERE DOES THAT RATIO STAND NOW?
A. As we mentioned briefly above, tax-exempt securities outperformed U.S. Treasuries during the past 12 months. This was primarily due to the diminishment of the flat-tax scare. Also, there was a reduction in the tradeable supply of municipal bonds. For the third straight year, more bonds were redeemed, were due to mature, or were being called in before maturity than were issued. This caused a decline in the number of outstanding municipal bonds. The market also saw strong demand from property and casualty insurance companies, resulting from their profitability and need for tax-exempt income. Individual investors were also a factor in the municipal market's strong relative performance, especially when yield levels approached 6%.

Q. DO YOU EXPECT TO SEE MUCH CHANGE IN THE 80% RATIO OF TOP-RATED MUNICIPALS TO COMPARABLE-MATURITY TREASURIES IN THE COMING YEAR? IF SO, WHY?
A. We expect the ratio to remain at or near the current 80% level. However, events that might cause a dramatic change in this ratio cannot be foreseen. For example, a re-emergence of significant tax-reform proposals in Washington or a credit disaster on the scale of the Orange County bankruptcy would shake investors' confidence. At this time, we do not foresee any such event and, thus, we believe municipals will maintain their recent valuations relative to taxable securities going forward.

Q. IN YOUR LAST REPORT, YOU NOTED THAT IT WAS GETTING MORE DIFFICULT TO FIND ATTRACTIVE VALUATIONS AND UNUSUAL OPPORTUNITIES IN THE INVESTMENT-GRADE SEGMENT OF THE MUNICIPAL MARKET. WHY DID THIS HAPPEN?
A. The primary reason was the increased participation of bond insurers in recent years. During 1996, insured issues accounted for 47% of all new issues. The effect of this has been twofold. First, and quite simply, the availability of securities that are not enhanced by bond insurers has been reduced. As institutional investors continue to seek opportunities for higher income, the strong demand for uninsured securities has outstripped the available supply, thereby reducing credit spreads. Second, with so many bonds being insured, the opportunities to trade between sectors, as credits improve or decline, have been diminished because the majority of insured bonds trade generically.

Q. HAS THAT SITUATION CHANGED AT ALL, AND DO YOU SEE ANY REASON IT MIGHT CHANGE IN THE COMING YEAR?
A. We don't see any reason for this situation to change in the foreseeable future. Bond insurers continue to seek market share, and most of them are insuring securities that were considered uninsurable in past years. As long as insurers maintain their strong market share, it is difficult to construct a scenario in which the current situation would change.

Q. WHAT ABOUT THE FUND'S DURATION? WHERE DOES IT STAND RELATIVE TO YOUR BENCHMARK, AND WHY ARE YOU AT THAT LEVEL? AND DO YOU SEE THAT CHANGING IN THE NEAR FUTURE?
A. The Fund is currently taking a slightly defensive posture, with its average duration (a measure of interest-rate sensitivity) at approximately seven years, which makes it approximately 5% less than that of the Lehman Index. We are positioned this way because of our concern that the recent pace of economic growth may cause the Federal Reserve to raise interest rates further in the near term. However, we believe that the Federal Reserve's recent step to tighten monetary policy and help control inflation is a positive one in the long run. Should we see signs that economic growth is beginning to moderate, we will begin to lengthen the Fund's duration.


/s/ Geoffrey L. Schechter
    Geoffrey L. Schechter
    Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

Geoffrey L. Schechter joined MFS in 1993 as an Investment Officer in the Fixed Income Department. A graduate of the University of Texas and the Boston University Graduate School of Business Administration, he was named Assistant Vice President - Investments in 1994 and Vice President - Investments in 1995. He became portfolio manager of MFS(R) Municipal Income Fund in February 1996. Mr. Schechter is a Certified Public Accountant (C.P.A.) and a Chartered Financial Analyst (C.F.A.).

TAX FORM SUMMARY

IN JANUARY 1997, SHAREHOLDERS WERE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.

EXEMPT-INTEREST DIVIDENDS

FOR FEDERAL INCOME TAX PURPOSES, 99.1% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED MARCH 31, 1997, WERE DESIGNATED AS EXEMPT-INTEREST DIVIDENDS.

FUND FACTS

STRATEGY:                  THE FUND'S OBJECTIVE IS TO PROVIDE AS HIGH A LEVEL OF
                           CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES AS IS
                           CONSIDERED CONSISTENT WITH PRUDENT INVESTING WHILE
                           SEEKING PROTECTION OF SHAREHOLDERS' CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:     CLASS A: SEPTEMBER 7, 1993
                           CLASS B: DECEMBER 29, 1986
                           CLASS C: JANUARY 3, 1994

SIZE:                      $397.3 MILLION NET ASSETS AS OF MARCH 31, 1997

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Municipal Income Fund - Class B shares in comparison to various market indicators. Fund results in the 5-year graph reflect the current maximum contingent deferred sales charge (CDSC) of 2%. Fund results in the 10-year graph do not reflect the deduction of any CDSC since the CDSC is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. It is not possible to invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-Year Period Ended March 31, 1997)

   [Graphic Omitted]

          MFS           Lehman         Consumer
        Municipal      Brothers         Price
         Income        Municipal        Index -
     Fund - Class B   Bond Index         U.S.
     --------------   ----------       --------
3/92     10000.0        10000.0        10000.0
3/93     11163.0        11252.0        10309.0
3/94     11361.0        11513.0        10567.0
3/95     11966.0        12369.0        10869.0
3/96     12669.0        13406.0        11165.0
3/97     13105.0        14137.0        11491.0


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-Year Period Ended March 31, 1997)

   [Graphic Omitted]

          MFS           Lehman         Consumer
        Municipal      Brothers         Price
         Income        Municipal        Index -
     Fund - Class B   Bond Index         U.S.
     --------------   ----------       --------
3/87     10000.0        10000.0        10000.0
3/89     10841.0        10989.0        10904.0
3/91     12426.0        13270.0        12036.0
3/93     15165.0        16424.0        12803.0
3/95     16256.0        18053.0        13498.0
3/97     17803.0        20634.0        14272.0

AVERAGE ANNUAL TOTAL RETURNS
                                                                           1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------------------------------------------------------
MFS Municipal Income Fund (Class A)
  including 4.75% sales charge                                             -0.67%         +4.08%         +5.21%         +5.76%
--------------------------------------------------------------------------------------------------------------------------------
MFS Municipal Income Fund (Class A) at net asset value                     +4.28%         +5.80%         +6.24%         +6.28%
--------------------------------------------------------------------------------------------------------------------------------
MFS Municipal Income Fund (Class B) with CDSC                              -0.50%         +3.96%         +5.23%         +5.94%
--------------------------------------------------------------------------------------------------------------------------------
MFS Municipal Income Fund (Class B) at net asset value                     +3.44%         +4.87%         +5.56%         +5.94%
--------------------------------------------------------------------------------------------------------------------------------
MFS Municipal Income Fund (Class C) with CDSC                              +2.63%         +4.98%         +5.60%         +5.96%
--------------------------------------------------------------------------------------------------------------------------------
MFS Municipal Income Fund (Class C) at net asset value                     +3.62%         +4.98%         +5.60%         +5.96%
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index+                                      +5.43%         +7.08%         +7.17%         +7.15%
--------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index*+                                                     +2.91%         +2.83%         +2.82%         +3.62%
--------------------------------------------------------------------------------------------------------------------------------

*The Consumer Price Index is measured by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).
+Source: CDA/Wiesenberger.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B share results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase.

Class A and Class C share results include the performance and operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the commencement of offering of Class A and Class C shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class A share performance generally would have been higher than Class B share performance. Operating expenses attributable to Class C shares are not significantly different from those of Class B shares. These results represent the percentage change in net asset value. Returns would have been lower had sales charges been reflected.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

PORTFOLIO OF INVESTMENTS - MARCH 31, 1997

Municipal Bonds - 98.3%

----------------------------------------------------------------------------------------------
                                                            Principal Amount
Issuer                                                         (000 Omitted)             Value
----------------------------------------------------------------------------------------------
General Obligation  - 8.0%
  Commonwealth of Massachusetts, 7s, 2007                            $   725     $     790,286
  Crowley, TX, Independent School District, Capital
    Appreciation, FGIC, 0s, 2015                                       3,690         1,248,548
  Escondido, CA, Unified High School District, Capital
    Appreciation, MBIA, 0s, 2018                                       2,000           556,000
  Escondido, CA, Unified High School District, Capital
    Appreciation, MBIA, 0s, 2020                                       2,000           488,080
  Harris County, TX, Certificates of Obligation
    (Astrodome Improvements Project), 8.1s, 2008                       1,385         1,483,654
  Lewisville, TX, Independent School District, 0s, 2019                2,500           644,650
  New Orleans, LA, AMBAC, 0s, 2015                                     5,800         1,970,434
  New York, NY, 8.2s, 2003                                             4,145         4,676,638
  New York, NY, 7.5s, 2008                                             1,350         1,485,918
  Northwest Texas Independent School District, 0s, 2011                3,000         1,310,160
  Rio, CA, School District, Certificates of
    Participation, FSA, 0s, 2028                                       1,140           675,803
  State of Texas, 7.625s, 2018                                        14,405        15,440,287
  State of Wisconsin, 7.6s, 2020                                         980         1,016,495
                                                                                 -------------
                                                                                 $  31,786,953
----------------------------------------------------------------------------------------------
State and Local Appropriation  - 2.3%
  New York Dormitory Authority Rev. (City University),
    7.5s, 2010                                                       $ 2,500     $   2,883,150
  New York Medical Care Facilities Finance Agency
    (Mental Health Services), 7.875s, 2008                               410           451,939
  New York Medical Care Facilities Finance Agency
    (Mental Health Services), 7.75s, 2020                                680           735,032
  New York Medical Care Facilities Finance Agency
    (Mental Health Services), 7.875s, 2020                             1,860         2,032,701
  New York Medical Care Facilities Finance Agency
    (Mental Health Services), 7.5s, 2021                                 540           590,409
  Philadelphia, PA, Regional Port Authority Lease
    Rev., MBIA, 8.58s, 2020                                            2,500         2,537,050
                                                                                 -------------
                                                                                 $   9,230,281
----------------------------------------------------------------------------------------------
Refunded and Special Obligation - 24.2%
  Adams County, CO, Single Family Mortgage Rev.,
    8.875s, 2011                                                     $ 2,510     $   3,236,269
  Chapel Hill, NC, Parking Facilities Rev. (Rosemary
    Street Project), 8.125s, 2013                                        915         1,033,630
  Chapel Hill, NC, Parking Facilities Rev. (Rosemary
    Street Project), 8.25s, 2023                                       1,000         1,133,810
  Colorado Health and Retirement Facilities, 0s, 2020                  2,150           436,149
  Colquitt County, GA, Development Authority Rev., "A", 0s, 2021       2,815           525,842
  Colquitt County, GA, Development Authority Rev., "C", 0s, 2021       5,725         1,069,430
  Commonwealth of Massachusetts, 7s, 2007                              1,865         2,052,694
  Commonwealth of Massachusetts, 7.5s, 2007                            1,990         2,213,776
  Commonwealth of Massachusetts, 7.5s, 2007                            2,010         2,236,025
  Fredericksburg, VA, Industrial Development
    Authority, Hospital Facilities Rev., FGIC, INFLOS,
    9.24s, 2023*                                                       1,500         1,745,640
  Illinois Education and Facilities Authority, 8.75s, 2015                60            61,501
  Massachusetts Health & Education Facilities
    Authority (Suffolk University), 8s, 2010                           1,000         1,108,470
  Massachusetts Industrial Finance Agency, Tunnel Rev.
    (Mass. Turnpike), 9s, 2020                                         2,840         3,269,635
  Massachusetts Water Resources Authority, 7.625s, 2014                3,200         3,520,896
  New York Local Government Assistance Corp., 7.25s, 2018              2,750         3,045,158
  New York Medical Care Facilities Finance Agency,
    7.75s, 2020                                                        1,375         1,512,926
  New York Medical Care Facilities Finance Agency,
    7.5s, 2021                                                         1,460         1,625,637
  New York Medical Care Facilities Finance Agency
    (Mental Health Services), 7.875s, 2008                             1,005         1,122,726
  New York Medical Care Facilities Finance Agency
    (Mental Health Services), 7.875s, 2020                             4,265         4,764,602
  New York Urban Development Corp., 7.5s, 2011                         2,500         2,790,850
  New York Urban Development Corp., 7.75s, 2014                        5,000         5,485,350
  New York Urban Development Corp. (Correctional
    Facilities), 7.3s, 2008                                            2,340         2,619,513
  New York, NY, 8.2s, 2003                                               855           985,097
  New York, NY, 8.25s, 2010                                            4,140         4,778,429
  New York, NY, 8s, 2018                                               2,970         3,378,880
  Pennsylvania Industrial Development Authority Rev.,
    7s, 2011                                                           7,000         7,690,270
  Philadelphia, PA, Municipal Authority Rev., 7s, 2004                 2,000         2,214,000
  Richmond County, GA, Development Authority Rev., 0s, 2021            9,000         1,681,200
  Richmond County, GA, Development Authority Rev., 0s, 2021            8,185         1,528,958
  Savannah, GA, Economic Development Authority, 0s, 2021               6,125         1,144,150
  Texas Turnpike Authority (Houston Ship Channel
    Bridge), 12.625s, 2020                                             3,000         4,084,590
  Washington County, PA, AMBAC, 7.45s, 2018                            1,200         1,328,652
  Washington Public Power Supply System
    (Nuclear Project #1), 14.375s, 2001                                1,000         1,219,630
  Washington Public Power Supply System
    (Nuclear Project #1), 7.25s, 2015                                  3,350         3,627,983
  Washington Public Power Supply System
    (Nuclear Project #2), 7.375s, 2012                                 5,355         5,876,363
  Washington Public Power Supply System
    (Nuclear Project #3), 7s, 2011                                     4,050         4,399,110
  Washington Public Power Supply System
    (Nuclear Project #3), 7.25s, 2015                                  5,000         5,414,900
                                                                                 -------------
                                                                                 $  95,962,741
----------------------------------------------------------------------------------------------
Airport and Port Revenue  - 14.4%
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (American Airlines), 7.875s, 2025                $ 3,500     $   3,713,745
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.4s, 2018                      1,960         2,110,861
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.85s, 2018                     2,840         3,169,781
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), "84-B", 8.85s,
    2018                                                               6,300         7,031,556
  Cleveland, OH, Airport Special Facilities Rev.
    (Continental Airlines), 9s, 2019                                   4,300         4,649,332
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                                        1,000         1,137,970
  Dallas-Fort Worth, TX, International Airport
    (American Airlines), 7.5s, 2025                                    5,000         5,307,200
  Denver, CO, City & County Airport Rev., 8.75s, 2023                  4,750         5,545,483
  Hawaii Airport Systems Rev., FGIC, 7.5s, 2020                        5,350         5,816,360
  Hillsborough County, FL, Aviation Authority Rev.
    (USAir), 8.6s, 2022                                                2,000         2,208,360
  Kenton County, KY, Airport Board Special Facilities
    (Delta Airlines), 7.5s, 2020                                       1,000         1,066,660
  Lake Charles, LA, Harbor & Terminal District Port
    (Occidental Petroleum), 7.2s, 2020                                 1,000         1,077,090
  St. Augustine, FL, Airport Authority (Grumman Repair
    Facility), 11s, 2004                                                 500           517,045
  Tulsa, OK, Municipal Airport Trust Rev. (American
    Airlines), 7.375s, 2020                                           10,000        10,565,200
  Virginia Port Authority, 8.2s, 2008                                  3,000         3,184,020
                                                                                 -------------
                                                                                 $  57,100,663
----------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue  - 13.4%
  Austin, TX, Utility Systems Rev., AMBAC, 0s, 2010                  $ 7,500     $   3,461,100
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s,
    2011**                                                             3,325         3,649,753
  Chicago, IL, Gas Supply Rev. (People's Gas), 8.1s,
    2020                                                               2,000         2,189,820
  Georgia Municipal Electric Power Authority Rev.,
    6.375s, 2016                                                       2,000         2,160,700
  Georgia Municipal Electric Power Authority Rev.,
    MBIA-IBC, 6.5s, 2020                                               7,350         8,084,192
  Intermountain Power Agency, Power Supply Rev., MBIA,
    6s, 2016                                                           4,000         4,043,480
  Midland, MI, Environmental Development Authority,
    Pollution Control Rev. (Midland Cogeneration),
    9.5s, 2009                                                         2,000         2,173,060
  Montana Board of Investment Resources Recovery Rev.
    (Yellowstone Energy), 7s, 2019                                       100            95,894
  North Carolina Eastern Municipal Power Agency, MBIA-
    IBC, 7s, 2007                                                      3,250         3,685,695
  Pittsylvania County, VA, Industrial Development
    Authority Rev., 7.5s, 2014                                         6,000         6,236,400
  Southern Minnesota Municipal Power Agency, MBIA,
    0s, 2019                                                          15,500         4,302,955
  Southern Minnesota Municipal Power Agency, MBIA,
    0s, 2020                                                          13,500         3,532,950
  Southern Minnesota Municipal Power Agency, MBIA,
    0s, 2021                                                          10,660         2,629,822
  Southern Minnesota Municipal Power Agency, MBIA,
    0s, 2025                                                           6,400         1,229,888
  Tampa, FL, Utility Tax, Capital Appreciation, AMBAC,
    0s, 2017                                                           2,110           644,394
  Texas Municipal Power Agency Rev., AMBAC, 0s, 2011                   5,930         2,626,990
  Washington Public Power Supply System, BIGI, 0s,
    2013                                                               4,000         1,492,600
  Washington Public Power Supply System, BIGI, 0s,
    2014                                                               3,350         1,166,638
                                                                                 -------------
                                                                                 $  53,406,331
----------------------------------------------------------------------------------------------
Health Care Revenue  - 4.2%
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 10.5s, 2018                        $ 1,870     $   1,496,000
  Bell County, TX, Health Facilities Development Corp.
    (Kings Daughters Hospital), 9.25s, 2008                            1,575         1,708,544
  Gadsden County, FL, Industrial Development Authority
    (RHA/FLA Properties), 10.45s, 2018                                 1,925         1,987,948
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006                                         1,473           500,097
  Massachusetts Health & Education Facilities Authority
    (New England Deaconess Hospital), 6.875s, 2022                     4,140         4,377,636
  Montgomery County, PA, Industrial Development
    Authority, Health Facilities Rev., 8.5s, 2023                        300           303,768
  Philadelphia, PA, Industrial Development Authority,
    10.25s, 2018                                                       1,920         1,975,546
  Philadelphia, PA, Industrial Development Authority,
    10.25s, 2018                                                       1,465         1,497,201
  Tennessee State Veterans Home Board Rev. (Humboldt
    Project), 6.75s, 2021                                              1,000         1,033,900
  Torrance, CA, Hospital Rev., 6.875s, 2015                            1,740         1,819,657
                                                                                 -------------
                                                                                 $  16,700,297
----------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee)  - 4.3%
  Burns Habor, IN, Solid Waste Disposal Facilities
    Rev. (Bethlehem Steel), 8s, 2024                                 $ 3,000     $   3,193,260
  Dayton, OH, Special Facilities Rev. (Emery Air
    Freight), 12.5s, 2009                                              1,000         1,116,440
  East Chicago, IN, Exempt Facilities Rev. (Inland
    Steel Co.), 6.7s, 2012                                             2,070         2,054,786
  Erie County, PA (International Paper), 7.875s, 2016                  1,200         1,293,780
  Farmington, NM, Pollution Control Rev. (Public
    Service Co. of NM), 6.375s, 2022                                   2,500         2,498,925
  Northampton County, PA, Industrial Development
    Authority (Bethlehem Steel), 7.55s, 2017                           1,200         1,257,456
  Port of New Orleans, LA (Avondale Industries), 8.5s,
    2014                                                               2,000         2,296,240
  Port of New Orleans, LA (Continental Grain Co.),
    7.5s, 2013                                                         1,000         1,069,950
  West Side Calhoun County, TX, Navigation District
    (Union Carbide), 8.2s, 2021                                        2,000         2,190,180
                                                                                 -------------
                                                                                 $  16,971,017
----------------------------------------------------------------------------------------------
Insured Health Care Revenue  - 3.1%
  Clermont County, OH, Hospital Facilities Rev. (Mercy
    Health Systems), AMBAC, MURICs, 9.443s, 2021*                    $ 1,500     $   1,685,700
  Henrico County, VA, Industrial Development Authority
    Rev., FSA, RIBs, 8.005s, 2027*                                     5,000         4,969,450
  Jefferson County, KY, Hospital Rev. (Alliant Health
    System), MBIA, INFLOS, 9.039s, 2014*                               1,500         1,593,165
  Mississippi Hospital Equipment & Facilities
    Authority Rev. (Rush Medical Foundation), Connie
    Lee, 6.7s, 2018                                                    1,000         1,046,010
  Rio Grande Valley, TX, Health Facilities Development
    Corp., MBIA, 8.1074s, 2015++                                       2,800         2,881,844
                                                                                 -------------
                                                                                 $  12,176,169
----------------------------------------------------------------------------------------------
Multi-Family Housing Revenue  - 4.1%
  Colorado Housing Finance Authority, FHA, 8.3s, 2023                $ 2,750      $  2,874,383
  Maryland Community Development Administration,
    8.5s, 2028                                                         3,000         3,063,180
  Pennsylvania Housing Finance Agency, 7.6s, 2013                      1,000         1,064,430
  Texas State Department of Housing & Community
    Affairs, 10s, 2026                                                 2,325         2,316,281
  Vermont Housing Finance Agency, 8.375s, 2020                         2,685         2,772,209
  Wisconsin Housing & Economic Development Authority,
    7.2s, 2013                                                         4,000         4,156,720
                                                                                 -------------
                                                                                 $  16,247,203
----------------------------------------------------------------------------------------------
Single-Family Housing Revenue  - 7.6%
  Berkeley, Brookes, & Fayette Counties, WV, Single
    Family Mortgage Rev., MBIA, 0s, 2016                             $14,000     $   1,713,180
  Chicago, IL, Residential Mortgage Rev., MBIA, 0s,
    2009                                                               3,275         1,377,989
  Cook County, IL, Single Family Housing Rev., 0s,
    2015                                                               7,220           971,740
  De Kalb, IL, Single Family Mortgage Rev., 7.45s,
    2009                                                                 225           236,826
  Delaware Housing Authority Rev., 9.125s, 2018                          740           755,851
  Harris County, TX, Housing Finance Corp., 9.625s,
    2003                                                                 205           205,875
  Harris County, TX, Housing Finance Corp., 9.875s,
    2014                                                                 360           361,534
  Kentucky Housing Corp., 7.45s, 2023                                  5,005         5,131,977
  Minnesota Housing Finance Agency, 9s, 2018                           4,655         4,745,447
  Mississippi Home Corp., Single Family Rev., 7.1s,
    2023                                                                 675           705,301
  New Hampshire Housing Finance Authority, 7.2s, 2010                  6,250         6,524,750
  New Hampshire Housing Finance Authority, 8.625s, 2013                  720           741,967
  Utah Housing Finance Agency, 8.625s, 2019                            1,035         1,076,700
  Utah Housing Finance Agency, 9.125s, 2019                               90            93,443
  Utah Housing Finance Agency, 9.25s, 2019                                55            57,236
  West Virginia Housing Development Fund, 7.85s, 2014                  5,185         5,319,188
                                                                                 -------------
                                                                                 $  30,019,004
----------------------------------------------------------------------------------------------
Solid Waste Revenue  - 0.9%
  Charleston County, SC, Resource Recovery Rev.
    (Foster Wheeler), 9.25s, 2010                                    $ 3,200     $   3,385,856
----------------------------------------------------------------------------------------------
Student Loan Revenue  - 1.5%
  Pennsylvania State Higher Educational Assistance
    Agency, AMBAC, RIBS, 9.863s, 2026                                $ 5,500     $   6,107,090
----------------------------------------------------------------------------------------------
Transportation  - 4.6%
  Foothill/Eastern Transportation Corridor Agency, CA,
    0s, 2012                                                         $ 5,000     $   3,226,850
  Foothill/Eastern Transportation Corridor Agency, CA,
    0s, 2013                                                           5,000         3,251,500
  Foothill/Eastern Transportation Corridor Agency, CA,
    0s, 2029                                                          20,080         2,522,851
  New Jersey Turnpike Authority Rev., MBIA, 6.5s, 2016                 1,450         1,587,576
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., 0s, 2004                                   3,000         1,953,930
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., 0s, 2005                                   1,800         1,100,322
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., 0s, 2009                                   6,750         3,048,368
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., 0s, 2014                                   5,000         1,704,150
                                                                                 -------------
                                                                                 $  18,395,547
----------------------------------------------------------------------------------------------
Universities  - 0.8%
  Islip, NY, Community Development Agency Rev. (New
    York Institute of Technology), 7.5s, 2026                        $ 2,000     $   2,044,160
  St. Joseph County, IN, Educational Facilities Rev.
    (University of Notre Dame), 6.5s, 2026                             1,000         1,090,530
                                                                                 -------------
                                                                                 $   3,134,690
----------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue  - 3.0%
  Massachusetts Water Resources Authority, 6.5s, 2019                $ 7,495     $   8,048,431
  Salt Lake County, UT, Water Conservancy District
    Rev., AMBAC, 0s, 2008                                              2,100         1,110,396
  Salt Lake County, UT, Water Conservancy District
    Rev., AMBAC, 0s, 2009                                              3,800         1,873,514
  Westmoreland County, PA, Municipal Authority, FGIC,
    0s, 2022                                                           5,000         1,101,600
                                                                                 -------------
                                                                                 $  12,133,941
----------------------------------------------------------------------------------------------

Other  - 1.9%
  Dade County, FL, Special Obligation, 0s, 2032                      $ 6,000     $     629,880
  Illinois State Dedicated Tax (Civic Center), AMBAC,
    0s, 2016                                                           5,000         1,524,400
  Martha's Vineyard, MA, Land Bank (Land Acquisition),
    8.125s, 2011                                                       1,800         1,845,090
  Massachusetts Health & Education Facilities
    Authority (Learning Center for the Deaf), 9.25s,
    2014                                                               1,000         1,064,812
  Metropolitan Pier & Exposition Authority, IL,
    Capital Appreciation, MBIA, 0s, 2016                               8,400         2,634,492
                                                                                 -------------
                                                                                 $   7,698,674
----------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $362,977,849)                            $ 390,456,457
----------------------------------------------------------------------------------------------
Floating Rate Demand Notes  - 1.1%
----------------------------------------------------------------------------------------------
  East Baton Rouge, LA, Pollution Control Rev.
    (Exxon), due 3/1/22                                              $   800     $     800,000
  Harris County, TX, Health Facilities Development
    Corp. (Methodist Hospital), due 12/1/25                            2,000         2,000,000
  Jackson County, MS, Pollution Control Rev.
    (Chevron), due 6/1/23                                              1,000         1,000,000
  New York, NY, Municipal Water Finance Authority,
    due 6/15/23                                                          300           300,000
  New York, NY, Municipal Water Finance Authority,
    due 6/15/24                                                           50            50,000
  Perry County, GA, Pollution Control Rev. (Leaf River
    Forest), due 3/1/02                                                  200           200,000
  Uinta County, WY, Pollution Control Rev. (Chevron),
    due 8/15/20                                                          100           100,000
----------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Cost                                        $   4,450,000
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $367,427,849)                                $ 394,906,457
Other Assets, Less Liabilities  - 0.6%                                               2,429,459
----------------------------------------------------------------------------------------------
Net Assets  - 100%                                                               $ 397,335,916
----------------------------------------------------------------------------------------------
++Indexed security.
 *Inverse floating rate security.
**When-issued security. At March 31, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
---------------------------------------------------------------------------------------------
March 31, 1997
---------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $367,427,849)                       $394,906,457
  Cash                                                                              34,836
  Receivable for Fund shares sold                                                  182,986
  Receivable for investments sold                                                  948,548
  Interest receivable                                                            6,826,937
  Other assets                                                                       5,031
                                                                              ------------
    Total assets                                                              $402,904,795
                                                                              ------------
Liabilities:
  Distributions payable                                                       $    780,031
  Payable for Fund Shares reacquired                                             1,045,839
  Payable for when-issued investments purchased                                  3,488,125
  Payable to affiliates -
    Management fee                                                                  32,903
    Shareholder servicing agent fee                                                  5,679
    Distribution fee                                                                31,170
  Accrued expenses and other liabilities                                           185,132
                                                                              ------------
      Total liabilities                                                       $  5,568,879
                                                                              ------------
Net assets                                                                    $397,335,916
                                                                              ============
Net assets consist of:
  Paid-in capital                                                             $384,287,071
  Unrealized appreciation on investments                                        27,478,608
  Accumulated net realized loss on investments                                 (14,583,208)
  Accumulated undistributed net investment income                                  153,445
                                                                              ------------
      Total                                                                   $397,335,916
                                                                              ============
Shares of beneficial interest outstanding                                      46,698,290
                                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $152,039,035 / 17,881,552 shares of beneficial
    interest outstanding)                                                         $8.50
                                                                                  =====
  Offering price per share (100 / 95.25)                                          $8.92
                                                                                  =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $226,137,649 / 26,567,509 shares of beneficial
    interest outstanding)                                                         $8.51
                                                                                  =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $19,159,232 / 2,249,229 shares of beneficial interest
    outstanding)                                                                  $8.52
                                                                                  =====
On sales of $100,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A,
Class B, and Class C shares.


See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------------------
Year Ended March 31, 1997
------------------------------------------------------------------------------------------
Net investment income:
  Interest income                                                             $ 29,774,688
                                                                              ------------
  Expenses -
    Management fee                                                            $  3,180,446
    Trustees' compensation                                                          47,141
    Shareholder servicing agent fee (Common)                                       131,078
    Shareholder servicing agent fee (Class A)                                      148,400
    Shareholder servicing agent fee (Class B)                                      462,174
    Shareholder servicing agent fee (Class C)                                       18,246
    Distribution and service fee (Class A)                                         337,983
    Distribution and service fee (Class B)                                       2,700,976
    Distribution and service fee (Class C)                                         167,150
    Administrative fee                                                               4,646
    Custodian fee                                                                  197,944
    Postage                                                                         46,985
    Auditing fees                                                                   33,458
    Printing                                                                        21,225
    Legal fees                                                                       5,945
    Miscellaneous                                                                  313,603
                                                                              ------------
      Total expenses                                                          $  7,817,400
    Fees paid indirectly                                                           (31,139)
                                                                              ------------
      Net expenses                                                            $  7,786,261
                                                                              ------------
        Net investment income                                                 $ 21,988,427
                                                                              ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                   $ (4,185,956)
    Futures contracts                                                              619,956
                                                                              ------------
      Net realized loss on investments                                        $ (3,566,000)
                                                                              ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                               $ (2,534,741)
    Futures contracts                                                              129,375
                                                                              ------------
      Net unrealized loss on investments                                      $ (2,405,366)
                                                                              ------------
        Net realized and unrealized loss on investments                       $ (5,971,366)
                                                                              ------------
          Increase in net assets from operations                              $ 16,017,061
                                                                              ============

See notes to financial statements

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------
Year Ended March 31,                                                     1997               1996
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $  21,988,427      $  23,512,793
  Net realized gain (loss) on investments and futures
    transactions                                                   (3,566,000)           196,458
  Net unrealized gain (loss) on investments and futures
    transactions                                                   (2,405,366)         2,512,218
                                                                -------------      -------------
    Increase in net assets from operations                      $  16,017,061      $  26,221,469
                                                                -------------      -------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $  (7,739,363)     $  (5,156,665)
  From net investment income (Class B)                            (13,259,117)       (17,735,118)
  From net investment income (Class C)                               (829,094)          (621,010)
  In excess of net investment income (Class A)                         --                 (3,546)
  In excess of net investment income (Class B)                         --                (12,197)
  In excess of net investment income (Class C)                         --                   (427)
                                                                -------------      -------------
    Total distributions declared to shareholders                $ (21,827,574)     $ (23,528,963)
                                                                -------------      -------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                              $ 116,212,889      $ 192,708,458
  Net asset value of shares issued in connection with the
    acquisition of Advantage Fund                                      --             28,956,459
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                  11,859,004         12,674,803
  Cost of shares reacquired                                      (170,221,627)      (240,907,535)
                                                                -------------      -------------
    Decrease in net assets from Fund share transactions         $ (42,149,734)     $  (6,567,815)
                                                                -------------      -------------
      Total decrease in net assets                              $ (47,960,247)     $  (3,875,309)
Net assets:
  At beginning of period                                          445,296,163        449,171,472
                                                                -------------      -------------
  At end of period (including accumulated undistributed
   (distributions in excess of) net investment income of
   $153,445 and $(242,580), respectively)                       $ 397,335,916       $445,296,163
                                                                =============       ============


See notes to financial statements

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------------
                                   Year Ended March 31,                                                                 Year Ended
                                   ----------------------------------------------------------------------             November 30,
                                         1997          1996                   1995                1994+++                1993**
----------------------------------------------------------------------------------------------------------------------------------
                                      Class A
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                               $ 8.62         $ 8.56                 $ 8.56                $ 8.99              $ 9.15
                                       ------         ------                 ------                ------              ------
Income from investment operations# -
  Net investment income(S)             $ 0.49         $ 0.51                 $ 0.50                $ 0.15              $ 0.12
  Net realized and unrealized
    gain (loss) on investments          (0.12)          0.05                   0.02                 (0.51)              (0.16)
                                       ------         ------                 ------                ------              ------
      Total from investment
        operations                     $ 0.37         $ 0.56                 $ 0.52                $(0.36)             $(0.04)
                                       ------         ------                 ------                ------              ------
Less distributions declared to shareholders -
  From net investment income           $(0.49)        $(0.50)(++)            $(0.52)               $(0.02)             $(0.11)
  From net realized gain on
    investments                          --             --                     --                   (0.01)               --
  In excess of net realized
    gain on investments                  --             --                     --  ++               (0.04)              (0.01)
                                       ------         ------                 ------                ------              ------
      Total distributions
        declared to
        shareholders                   $(0.49)        $(0.50)                $(0.52)               $(0.07)             $(0.12)
                                       ------         ------                 ------                ------              ------
Net asset value - end of period        $ 8.50         $ 8.62                 $ 8.56                $ 8.56              $ 8.99
                                       ======         ======                 ======                ======              ======
Total return(+)                         4.28%          6.81%                  6.33%               (7.90)%+            (1.80)%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                            1.31%          1.28%                  1.13%                 1.07%+              0.76%+
  Net investment income                 5.75%          5.75%                  6.20%                 5.31%+              4.94%+
Portfolio turnover                        30%            23%                    25%                    9%                 30%
Net assets at end of period
  (000 omitted)                      $152,039       $121,903                $25,270                $5,595                $461

  **For the period from the commencement of offering Class A shares, September 7, 1993, to
    November 30, 1993.
   +Annualized.
  ++Distributions in excess of net realized gains were less than $0.01 per share for Class A shares for the year ended March 31, 1995.
 +++For the four-month period ended March 31, 1994.
   #Per share data for the periods subsequent to November 30, 1993, based on average shares outstanding.
  ##For fiscal periods ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++)Includes distributions in excess of net investment income of $0.0003 per share for Class
    A shares for the year ended March 31, 1996.
 (S)The distributor did not impose the Class A distribution fee of 0.10% per annum for the year ended March 31, 1996. If this fee had been incurred by the Fund, the ratios of expenses to average net assets and net investment income to average net assets would have been 1.38% and 5.66%, respectively.

See notes to financial statements

FINANCIAL STATEMENTS - continued
Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Year Ended
                              Year Ended March 31,                                                   November 30,
                              -------------------------------------------------------------------   -------------------------------
                                    1997           1996                1995          1994+++              1993             1992
----------------------------------------------------------------------------------------------------------------------------------
                                 Class B
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):

Net asset value -
  beginning of period             $ 8.63         $ 8.57              $ 8.56           $ 8.99            $ 8.73           $ 8.50
                                  ------         ------              ------           ------            ------           ------
Income from investment operations# -
  Net investment income           $ 0.43         $ 0.43              $ 0.44           $ 0.14            $ 0.42           $ 0.47
  Net realized and unrealized
    gain (loss) on investments     (0.13)          0.06                --              (0.51)             0.42             0.26
                                  ------         ------              ------           ------            ------           ------
      Total from investment
        operations                $ 0.30         $ 0.49              $ 0.44           $(0.37)           $ 0.84           $ 0.73
                                  ------         ------              ------           ------            ------           ------
Less distributions declared to
  shareholders -
  From net investment
    income                        $(0.42)        $(0.43)(++)         $(0.43)          $(0.01)           $(0.45)          $(0.48)
  From net realized gain
    on investments                  --             --                  --              (0.01)            (0.10)            --
  In excess of net
    investment income               --             --                  --               --               (0.03)            --
  In excess of net
    realized gain on
    investments                     --             --                  --              (0.04)             --               --
  From paid-in-capital              --             --                  --               --                --              (0.02)
                                  ------         ------              ------           ------            ------           ------
      Total distributions
        declared to
        shareholders              $(0.42)        $(0.43)             $(0.43)          $(0.06)           $(0.58)          $(0.50)
                                  ------         ------              ------           ------            ------           ------
Net asset value - end of
  period                          $ 8.51         $ 8.63              $ 8.57           $ 8.56            $ 8.99           $ 8.73
                                  ======         ======              ======           ======            ======           ======
Total return                       3.44%          5.87%               5.32%          (8.97)%+            9.95%            8.82%
Ratios (to average net assets)/Supplemental data:
  Expenses##                       2.11%          2.13%               2.16%            2.24%+            2.11%            2.03%
  Net investment income            4.95%          4.90%               5.15%            4.74%+            4.92%            5.50%
Portfolio turnover                   30%            23%                 25%               9%               30%              52%
Net assets at end of
  period (000 omitted)          $226,138       $306,889            $412,965         $479,478          $518,179         $449,949

   +Annualized.
 +++For the four-month period ended March 31, 1994.
   #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
  ##For fiscal periods ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++)Includes distributions in excess of net investment income of $0.0003 per share for Class
    B shares for the year ended March 31, 1996.

See notes to financial statements

FINANCIAL STATEMENTS - continued
Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
                                          Year Ended November 30,
                                          ---------------------------------------------------------------------------
                                                1991           1990           1989           1988           1987*
---------------------------------------------------------------------------------------------------------------------
                                             Class B
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period         $ 8.25         $ 8.41         $ 8.11         $ 7.67         $ 8.47
                                              ------         ------         ------         ------         ------
Income from investment operations -
  Net investment income                       $ 0.49         $ 0.49         $ 0.51         $ 0.50         $ 0.38
  Net realized and unrealized gain
    (loss) on investments                       0.25          (0.15)          0.30           0.43          (0.83)
                                              ------         ------         ------         ------         ------
      Total from investment operations        $ 0.74         $ 0.34         $ 0.81         $ 0.93         $(0.45)
                                              ------         ------         ------         ------         ------
Less distributions declared to shareholders
  from net investment income                  $(0.49)        $(0.50)        $(0.51)        $(0.49)        $(0.35)
                                              ------         ------         ------         ------         ------
  Net asset value - end of period             $ 8.50         $ 8.25         $ 8.41         $ 8.11         $ 7.67
                                              ======         ======         ======         ======         ======
    Total return                               9.21%          4.18%         10.24%         12.53%        (5.79)%+
Ratios (to average net assets)/Supplemental data:
  Expenses                                     2.04%          2.05%          2.07%          2.09%          2.03%+
  Net investment income                        5.82%          5.99%          6.09%          6.38%          6.00%+
Portfolio turnover                               73%            91%           127%           171%           138%
Net assets at end of period
 (000 omitted)                              $409,084       $379,239       $343,887       $244,825       $183,935

*For the period from the commencement of investment operations, December 29,
 1986, to November 30, 1987.
+Annualized.

See notes to financial statements

FINANCIAL STATEMENTS - continued
Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
                                                Year Ended March 31,
                                                -------------------------------------------------------------------
                                                      1997         1996                   1995         1994**
-------------------------------------------------------------------------------------------------------------------
                                                   Class C
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 8.64        $ 8.57                $ 8.56          $ 9.07
                                                    ------        ------                ------          ------
Income from investment operations# -
  Net investment income                             $ 0.43        $ 0.43                $ 0.44          $ 0.09
  Net realized and unrealized gain (loss) on
    investments                                      (0.12)         0.07                  0.01           (0.59)
                                                    ------        ------                ------          ------
      Total from investment operations              $ 0.31        $ 0.50                $ 0.45          $(0.50)
                                                    ------        ------                ------          ------
Less distributions declared to shareholders from
   net investment income                            $(0.43)       $(0.43)(++)           $(0.44)         $(0.01)
                                                    ------        ------                ------          ------
  Net asset value - end of period                   $ 8.52        $ 8.64                $ 8.57          $ 8.56
                                                    ======        ======                ======          ======
    Total return                                     3.62%         5.94%                 5.39%        (19.42)%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         2.06%         2.05%                 2.09%           2.18%+
  Net investment income                              5.00%         4.95%                 5.23%           4.62%+
Portfolio turnover                                     30%           23%                   25%              9%
Net assets at end of period (000 omitted)          $19,159       $16,504               $10,936          $6,393

  **For the period from the commencement of offering of Class C shares, January 3, 1994, to
    March 31, 1994.
   +Annualized.
   #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
  ##For the fiscal periods ending after September 1, 1995, the Fund's expenses are calculated without reductions for fees paid indirectly.
(++)Includes distributions in excess of net investment income of $0.0003 per share for Class C shares for the year ended March 31, 1996.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Income Fund (the Fund) is a diversified series of MFS Municipal Series Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts, listed on commodities exchanges are valued at closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex- interest date in an amount equal to the value of the security on such date. The Fund uses the effective interest method for reporting interest income on payments-in-kind
(PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owed are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions paid by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended March 31, 1997, $235,172 was reclassified from accumulated distributions in excess of net investment income to accumulated net realized loss on investments, due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share.

At March 31, 1997, the Fund, for federal income tax purposes, had capital loss carryforward of $11,911,166, which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration on March 31, 2002 ($1,415,952), March 31, 2003 ($6,517,530), March
31, 2004 ($2,228,612) and March 31, 2005 ($1,749,072).

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class C shares. The three classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on settled shares outstanding, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.30% of the Fund's average daily net assets and 6.43% of investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Trust from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $11,490 for the year ended March 31, 1997.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $20,133 as its portion of the sales charge on sales of Class A shares for the year ended March 31, 1997.

The Trustees have adopted a distribution plan for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $74,623 for the year ended March 31, 1997. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended March 31, 1997, were 0.25% of the Fund's average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $89,938 and $11,658 for Class B and Class C shares, respectively, for the year ended March 31, 1997. Fees incurred under the distribution plan during the year ended March 31, 1997, were 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended March 31, 1997, were $0, $492,585, and $5,259, on Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $124,039,466 and $168,981,038, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Funds, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $367,423,057
                                                                 ============

Gross unrealized appreciation                                    $ 29,370,120
Gross unrealized depreciation                                      (1,886,720)
                                                                 ------------

    Net unrealized appreciation                                  $ 27,483,400
                                                                 ============
(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                  Year Ended March 31, 1997            Year Ended March 31, 1996
                                  ---------------------------------    ----------------------------------
                                          Shares             Amount            Shares              Amount
-------------------------------------------------------------------    ----------------------------------
Shares sold                           10,598,452       $ 91,183,934        17,027,633       $ 148,288,168
Shares issued to shareholders
 in reinvestment of distributions        421,941          3,631,704           261,154           2,281,429
Shares reacquired                     (7,272,704)       (62,547,556)       (6,107,403)        (53,310,814)
                                      ----------       ------------        ----------       -------------
    Net increase                       3,747,689       $ 32,268,082        11,181,384       $  97,258,783
                                      ==========       ============        ==========       =============

Class B Shares
                                  Year Ended March 31, 1997            Year Ended March 31, 1996
                                  ---------------------------------    ----------------------------------
                                          Shares             Amount            Shares              Amount
-------------------------------------------------------------------    ----------------------------------
Shares sold                            1,742,931      $  15,013,335         3,291,894       $  30,271,749
Share issued in connection with
  the acquisition of Advantage Fund       --                 --             3,398,645          28,956,459
Shares issued to shareholders
 in reinvestment of distributions        885,494          7,626,737         1,143,435           9,961,921
Shares reacquired                    (11,607,867)       (99,999,564)      (20,493,625)       (178,612,133)
                                     -----------       ------------        ----------       -------------
    Net decrease                      (8,979,442)      $(77,359,492)      (12,659,651)      $(109,422,004)
                                     ===========       ============        ==========       =============

Class C Shares
                                   Year Ended March 31, 1997           Year Ended March 31, 1996
                                   --------------------------------    ----------------------------------
                                          Shares             Amount            Shares              Amount
-------------------------------------------------------------------    ----------------------------------
Shares sold                            1,159,265        $10,015,620         1,614,476         $14,148,541
Shares issued to shareholders
 in reinvestment of distributions         69,652            600,563            49,315             431,453
Shares reacquired                       (890,281)        (7,674,507)       (1,029,259)         (8,984,588)
                                      ----------        -----------        ----------         -----------
    Net increase                         338,636        $ 2,941,676           634,532         $ 5,595,406
                                      ==========        ===========        ==========         ===========

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended March 31, 1997, was $4,166.


(7) Financial Instruments
The Fund invests in indexed securities whose value may be linked to interest rates, commodities, indices, or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself. The following is a summary of such securities held at March 31, 1997:


                                                                     Principal Amount                               Unrealized
Description                                               Index         (000 Omitted)              Value          Appreciation
--------------------------------------------------------------------------------------------------------------------------------
Rio Grande Valley, TX, Health
  Facilities Development Corp.,
  MBIA, 8.1074s, 2015                                J.J. Kenny                $2,800         $2,881,844              $115,080
                                                                                                                      ========

(8) Acquisitions
At the close of business on April 28, 1995, the Fund acquired all of the assets and liabilities of The National Portfolio, a series of The Advantage Municipal Bond Fund (The Advantage Fund). The acquisition was accomplished by a tax-free exchange of 3,398,645 Class B shares of the Fund (valued at $28,956,459) for the 3,122,374 shares of The Advantage Fund. The Advantage Fund's net assets on that date ($28,956,459), including $1,484,799 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets for Class B shares after the acquisition were $473,464,579.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Municipal Series Trust and Shareholders of MFS Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Fund (one of the series constituting MFS Municipal Series Trust) as of March 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 1997 and 1996, and the financial highlights for each of the years in the three-year period ended March 31, 1997, the four-month period ended March 31, 1994, and each of the years in the seven-year period ended November 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Income Fund at March 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 25, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) MUNICIPAL INCOME FUND

TRUSTEES                                                  ASSISTANT SECRETARY
A. Keith Brodkin* - Chairman and President                James R. Bordewick, Jr.*
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),                CUSTODIAN
Massachusetts Financial Services Company;                 State Street Bank and Trust Company
Director, Cambridge Bancorp;
Director, Cambridge Trust Company                         AUDITORS
Marshall N. Cohan - Private Investor                      Deloitte & Touche LLP
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                    INVESTOR INFORMATION
Professor of Surgery, Harvard Medical School              For MFS stock and bond market outlooks,
The Hon. Sir J. David Gibbons, KBE - Chief                call toll free: 1-800-637-4458 anytime from
Executive Officer, Edmund Gibbons Ltd.;                   a touch-tone telephone.
Chairman, Bank of N.T. Butterfield & Son Ltd.
Abby M. O'Neill - Private Investor;                       For information on MFS mutual funds,
Director, Rockefeller Financial Services, Inc.            call your financial adviser or, for an
(investment advisers)                                     information kit, call toll free:
Walter E. Robb, III - President and Treasurer,            1-800-637-2929 any business day from
Benchmark Advisors, Inc. (corporate financial             9 a.m. to 5 p.m. Eastern time (or leave
consultants); President, Benchmark Consulting             a message anytime).
Group, Inc. (office services); Trustee,
Landmark Funds (mutual funds)                             INVESTOR SERVICE
Arnold D. Scott* - Senior Executive Vice                  MFS Service Center, Inc.
President, Director and Secretary,                        P.O. Box 2281
Massachusetts Financial Services Company                  Boston, MA 02107-9906
Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company                  For general information, call toll free:
J. Dale Sherratt - President, Insight Resources, Inc.     1-800-225-2606 any business day from
(acquisition planning specialists)                        8 a.m. to 8 p.m. Eastern time.
Ward Smith  - Former Chairman (until 1994),
NACCO Industries; Director, Sundstrand                    For service to speech- or hearing-impaired,
Corporation                                               call toll free: 1-800-637-6576 any business
                                                          day from 9 a.m. to 5 p.m. Eastern time.
INVESTMENT ADVISER                                        (To use this service, your phone must be equipped
Massachusetts Financial Services Company                  with a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                     For share prices, account balances and
                                                          exchanges, call toll free: 1-800-MFS-TALK
DISTRIBUTOR                                               (1-800-637-8255) anytime from a touch-tone
MFS Fund Distributors, Inc.                               telephone.
500 Boylston Street
Boston, MA 02116-3741                                     WORLD WIDE WEB
                                                          www.mfs.com
PORTFOLIO MANAGER
Geoffrey L. Schecter                                                    For the third year in a row,
                                                          [DALBAR         MFS earned a #1 ranking in the
TREASURER                                                 LOGO]          DALBAR, Inc. Broker/Dealer
W. Thomas London*                                                       Survey, Main Office Operations
                                                                       Service Quality Category. The
ASSISTANT TREASURER                                       firm achieved a 3.48 overall score on a
James O. Yost*                                            scale of 1 to 4 in the 1996 survey. A total
                                                          of 110 firms responded, offering input on the
SECRETARY                                                 quality of service they received from 29
Stephen E. Cavan*                                         mutual fund companies nationwide. The survey
                                                          contained questions about service quality in
                                                          15 categories, including "knowledge of phone
                                                          service contracts," "accuracy of transaction
                                                          processing," and "overall ease of doing
*Affiliated with the Investment Adviser                   business with the firm."

MFS(R) MUNICIPAL                                         -------------
INCOME FUND        [DALBAR                               BULK RATE
                    LOGO]                                U.S. POSTAGE
                                                         P A I D
                                                         PERMIT #55638
500 Boylston Street                                      BOSTON, MA
Boston, MA 02116-3741                                    -------------



[LOGO]
WE INVENTED THE MUTUAL FUND(SM)


                                                   MMI-2 5/97 25M 02/202/302

(C) 1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741